UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM	8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	July 15, 2020
(July 15, 2020)

Name of Registrant, State of Incorporation, Address Of Principal Executive Offices, Telephone Number, Commission File No., IRS Employer Identification No.
PNM Resources, Inc.
(A New Mexico Corporation)
414 Silver Ave. SW
Albuquerque, New Mexico 87102-3289
Telephone Number - (505) 241-2700
Commission File No. - 001-32462
IRS Employer Identification No. - 85-0468296

Texas-New Mexico Power Company
(A Texas Corporation)
577 N. Garden Ridge Blvd.
Lewisville, Texas 75067
Telephone Number - (972) 420-4189
Commission File No. - 002-97230
IRS Employer Identification No. - 75-0204070
____________________________________________________________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 40.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 40.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of each class	Trading Symbol(s)	Name of exchange on which registered
PNM Resources, Inc.	Common Stock, no par value	PNM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01  Entry into a Material Definitive Agreement.

On July 15, 2020 PNM Resources, Inc.’s indirect wholly-owned subsidiary, Texas-New Mexico Power Company (“TNMP”), issued $25,000,000 aggregate principal amount of its 2.93% First Mortgage Bonds, due 2035, Series 2020C (the “2020C Bonds”) and $50,000,000 aggregate principal amount of its 3.36% First Mortgage Bonds, due 2050, Series 2020D (the “2020D Bonds” and, together with the 2020C Bonds, the “Bonds”) in a private placement in reliance on an exemption from registration under the Securities Act of 1933, as amended (the “Securities Act”). The Bonds were sold by TNMP to institutional accredited investors (as defined by Rule 501(a) of the Securities Act) pursuant to a Bond Purchase Agreement dated April 24, 2020 (the “Bond Purchase Agreement”). In the Bond Purchase Agreement, TNMP agreed to sell the Bonds subject to the satisfaction of certain terms and conditions. TNMP previously sold an aggregate of $110,000,000 First Mortgage Bonds pursuant to the Bond Purchase Agreement on April 24, 2020. The Bonds were issued pursuant to a Thirteenth Supplemental Indenture (as described below). The Bond Purchase Agreement was filed as Exhibit 10.1 to TNMP’s Current Report on Form 8-K filed with the Securities and Exchange Commission on April 24, 2020.

The Bonds were issued pursuant to TNMP’s First Mortgage Indenture dated as of March 23, 2009 (the “First Mortgage Indenture”), between TNMP and MUFG Union Bank, N.A. (formerly known as Union Bank, N.A.) (as successor to The Bank of New York Mellon Trust Company, N.A.), as trustee (the “Trustee”), as previously supplemented and amended and as further supplemented by the Thirteenth Supplemental Indenture thereto, dated as of July 15, 2020, between TNMP and the Trustee (the “Thirteenth Supplemental Indenture” and, together with the First Mortgage Indenture, the “Indenture”). The Bonds are secured by a first mortgage lien on substantially all of TNMP’s property, subject to excepted encumbrances, reservations, contracts and other exceptions as are permitted by the Indenture, and rank equally in right of payment with all other securities theretofore or thereafter issued under the First Mortgage Indenture.

Interest on the Bonds is payable semiannually on April 15 and October 15 of each year, commencing on October 15, 2020, at a fixed rate of 2.93% per annum with respect to the 2020C Bonds and 3.36% per annum with respect to the 2020D Bonds. TNMP may, upon not less than ten nor more than sixty days’ prior written notice (unless the holders of more than 50% of the principal amount of the then-outstanding Bonds of the applicable series agree in writing to another time period), prepay at any time all, or from time to time any part of, the Bonds of any series, in an amount not less than ten percent of the aggregate principal amount of the Bonds of such series then outstanding in the case of a partial prepayment, at a prepayment price equal to the sum of (a) 100% of the principal amount so prepaid, (b) accrued and unpaid interest thereon and (c) a make-whole amount, if any, determined for the prepayment date with respect to such principal amount. The principal amount of the 2020C Bonds is payable on July 15, 2035 and the principal amount of the 2020D Bonds is payable on July 15, 2050.

The Indenture contains events of default customary for such a transaction, including, without limitation: failure to pay interest on any Security (as defined in the Indenture) for sixty days after becoming due; failure to pay the principal of or premium on any Security when due; failure to comply with or breach of any covenant or warranty contained in the Indenture, subject to a ninety day cure period after written notice of default has been delivered; and certain events relating to reorganization, bankruptcy and insolvency of TNMP. If an “Event of Default” (as defined in the Indenture) occurs and is continuing, the Trustee or the holders of not less than thirty-three percent in principal amount of the Securities then outstanding may declare the principal amount of all Securities then outstanding to be immediately due and payable.

In addition, the Thirteenth Supplemental Indenture contains bond repurchase events (subject to a fifteen day cure period), including, without limitation: actions by TNMP or any Controlled Entity (as defined in the Thirteenth Supplemental Indenture) which subject a Bond holder to terrorism sanctions regulations; the sale or lease of TNMP’s assets in excess of specified thresholds during any calendar year; defaults in respect to obligations relating to certain debt; failure to deliver to each institutional investor Bond holder certain financial and business information related to TNMP; failure to maintain a ratio of consolidated indebtedness to consolidated capitalization of less than or equal to 0.65 to 1.0; and material misrepresentations of any representation or warranty contained in the Thirteenth Supplemental Indenture. If a “Bond Repurchase Event” (as defined in the Thirteenth Supplemental Indenture) occurs and is continuing, TNMP must repurchase the Bonds for a purchase price equal to the aggregate principal amount of the Bonds then outstanding, plus all accrued and unpaid interest thereon and a make-whole amount determined for the Bond Repurchase Event date with respect to such principal amount.

The Thirteenth Supplemental Indenture further includes a provision whereby a change in control in TNMP or PNM Resources Inc. would obligate TNMP to offer to prepay all of the Bonds at one-hundred percent (100%) of the principal amount of the Bonds, plus all accrued and unpaid interest thereon, but without any make-whole amount or other premium.

The above description of the Indenture does not purport to be a complete statement of the parties’ rights and obligations thereunder. Such description is qualified in its entirety by reference to the Thirteenth Supplemental Indenture, a copy of which is attached to this Current Report on Form 8-K as Exhibit 4.1, and the First Mortgage Indenture, as previously amended and supplemented, and as previously filed, each of which is incorporated herein by reference. The forms of Bonds, which are included as a part of the Thirteenth Supplemental Indenture, are attached hereto as Exhibits 4.2 and 4.3 and incorporated herein by reference.

The Bonds are not registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements and applicable state laws. This Current Report on Form 8-K does not constitute an offer to sell nor a solicitation of an offer to purchase the Bonds or any other securities, and shall not constitute an offer, solicitation or sale in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful.

Item 2.03  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01            Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number	Description

4.1	Thirteenth Supplemental Indenture, dated as of July 15, 2020, between Texas-New Mexico Power Company and MUFG Union Bank, N.A., as Trustee.

4.2	Form of 2020C Bond (included in Exhibit 4.1).

4.3	Form of 2020D Bond (included in Exhibit 4.1).

104	Cover page in Inline XBRL format.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

PNM RESOURCES, INC.
TEXAS-NEW MEXICO POWER COMPANY
(Registrants)

Date: July 15, 2020	/s/ Henry E. Monroy
Henry E. Monroy
Vice President and Corporate Controller
(Officer duly authorized to sign this report)